GPS FUNDS II
GuideMarkSM Global Real Return Fund
GuideMarkSM Opportunistic Fixed Income Fund
GuidePathSM Strategic Asset Allocation Fund
GuidePathSM Tactical ConstrainedSM Asset Allocation Fund
GuidePathSM Tactical UnconstrainedSM Asset Allocation Fund
GuidePathSM Absolute Return Asset Allocation Fund
GuidePathSM Multi-Asset Income Asset Allocation Fund
GuidePathSM Fixed Income Allocation Fund
GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund
(each, a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE PROSPECTUS
DATED AUGUST 1, 2012

The date of this Supplement is April 19, 2013

Genworth Financial, Inc. (“Genworth”), the parent company of: (i) Genworth Financial Wealth Management, Inc. (“GFWM”), the investment advisor of each Fund; and (ii) Altegris Advisors, LLC (“Altegris”), sub-advisor of the GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund, has agreed to enter into a transaction (the “Transaction”) whereby Genworth would sell its wealth management business, including GFWM and Altegris, to a partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC.  The Transaction is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals.

The Transaction will cause certain agreements for the Funds to automatically terminate as required by law, including the investment advisory agreement between GFWM and GPS Funds II, on behalf of each Fund, as well as the sub-advisory agreements between GFWM and the Funds’ sub-advisors, on behalf of the GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund, the GuideMarkSM Global Real Return Fund and the GuideMarkSM Opportunistic Fixed Income Fund.  The Board of Trustees of GPS Funds II has approved a new investment advisory agreement and, as applicable, new sub-advisory agreement(s), for each Fund.

The Board of Trustees of GPS Funds II has determined to present the new investment advisory agreement, as well as the new sub-advisory agreement for the GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund, to shareholders for their approval.  A meeting of the shareholders of record of each Fund as of May 1, 2013 is scheduled to be held on or about July 10, 2013.  In advance of the meeting, shareholders entitled to vote at the meeting will receive proxy materials discussing the Transaction in greater detail and including, among other information, a form of the new investment advisory agreement and the new sub-advisory agreement for the GuidePathSM Altegris® Multi-Strategy Alternative Allocation Fund.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE